UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

MEDICUS PHARMA LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

DATED [•], 2026

MEDICUS PHARMA LTD.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
MEDICUS PHARMA LTD.

TO BE HELD ON WEDNESDAY, DECEMBER 2, 2026

AT 10:00 A.M. (EASTERN TIME)

Approximate Date of Mailing of Proxy Materials: November [●], 2026

MEDICUS PHARMA LTD.
300 Conshohocken State Rd. Suite 200
W. Conshohocken, PA 19428

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS (THE "NOTICE")

The special meeting (the "Meeting") of holders ("Shareholders") of common shares ("Common Shares") of Medicus Pharma Ltd. (the "Company"), will be held on Wednesday, December 2, 2026, beginning at 10:00 a.m. (Eastern Time), at the offices of Bennett Jones LLP at Suite 3400 - One First Canadian Place, 100 King Street West, Toronto, Ontario, Canada M5X 1A4.

The following matters will be considered at the Meeting:

1.	to consider and, if deemed advisable, to adopt a special resolution (the "Preferred Share Resolution") approving the amendment of the articles of the Company to create a new class of an unlimited number of "blank cheque" preferred shares, to be named Class A Preferred Shares, having such rights and restrictions set out in Schedule "A" to the proxy statement including that the class of such preferred shares may be issued in one or more series, with rights and restrictions attaching thereto that allow the board of directors of the Company (the "Board") to fix the number of shares in the series and to fix the preferences, special rights and restrictions, privileges, conditions and limitations attaching to the shares of that series;

2.	a special resolution authorizing the Board to effect a split of the Common Shares on the basis of a split ratio to be determined by the Board, up to a maximum ratio of 1 pre-split Common Share for every 50 post-split Common Shares, if the Board determines such a split is necessary or desirable (the "Share Split"); and

3.	to approve the adjournment of the Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Preferred Share Resolution or the Share Split (the "Adjournment Proposal").

This Notice is accompanied by: (1) the proxy statement and (2) the proxy card ("Proxy Card") (collectively, the "Proxy Materials"). The Company is not sending the Proxy Materials to registered Shareholders or non-registered Shareholders using notice-and-access delivery procedures under the rules of the U.S. Securities and Exchange Commission and as defined under National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer and National Instrument 51-102 - Continuous Disclosure Obligations.

The record date for the determination of Shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof is October 28, 2026 (the "Record Date"). Shareholders of the Company whose names have been entered in the register of Shareholders of the Company at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof.

A Shareholder of the Company may attend the Meeting or may be represented by proxy. Registered Shareholders of the Company who are unable to attend the Meeting or any adjournment(s) or postponement(s) thereof are requested to date, sign and return the accompanying Proxy Card for use at the Meeting or any adjournment(s) or postponement(s) thereof and deposit it with the Company's transfer agent, Odyssey Trust Company, Attention: Proxy Department, 1100- 67 Yonge Street, Toronto, Ontario, M5E 1J8.

Your proxy or voting instructions must be received in each case no later than 10:00 a.m. (Eastern Time) on Monday, November 30, 2026 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of Ontario) before the beginning of any adjournment(s) or postponement(s) to the Meeting. We encourage Shareholders currently planning to participate in the Meeting to submit their votes or Proxy Card in advance so that their votes will be counted in the event of technical difficulties. The time limit for the deposit of proxies may be waived or extended by the Chair of the Meeting at his discretion without notice.

If you are a non-registered shareholder of the Company and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

Whether or not you plan to attend the Meeting, we encourage you to read this proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled "How You Can Vote" and to the instructions on your Proxy Card or voting instruction card.

If you have any questions about the Meeting or require more information with respect to the procedures for voting, please contact our strategic shareholder advisor and proxy solicitation agent, Morrow Sodali (Canada) Ltd. ("Sodali & Co") at 1-833-711-4830 toll free in North America or 1-289-695-3075 collect outside North America or by email at assistance@investor.sodali.com.

Dated as of October [●], 2026.

ON BEHALF OF THE BOARD OF MEDICUS PHARMA LTD.

Dr. Raza Bokhari
Executive Chairman & CEO

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 2, 2026.

The Notice of Special Meeting, Proxy Card and proxy statement are available online at the "Investor Relations" section of the Company's website at www.medicuspharma.com/investor-relations.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ASK YOU TO SUBMIT YOUR VOTE IN ADVANCE OF THE MEETING BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR VOTING INSTRUCTION CARD.

PROXY STATEMENT FOR THE 2026 SPECIAL MEETING OF SHAREHOLDERS OF MEDICUS
PHARMA LTD. TO BE HELD ON DECEMBER 2, 2026

This proxy statement is furnished in connection with the solicitation by management of Medicus Pharma Ltd. of proxies to be used at the 2026 special meeting (the "Meeting") of the holders ("Shareholders") of common shares ("Common Shares") of the Company referred to in the accompanying notice of special meeting of Shareholders (the "Notice"), to be held on December 2, 2026, beginning at 10:00 a.m. (Eastern Time), at the offices of Bennett Jones LLP at Suite 3400 - One First Canadian Place, 100 King Street West, Toronto, Ontario, Canada, M5X 1A4.

Unless the context otherwise requires, references to "we," "us," "our," "Company" or "Medicus" or similar terms refer to Medicus Pharma Ltd. together with its wholly owned subsidiaries. The mailing address of our principal executive offices is 300 Conshohocken State Rd. Suite 200, W. Conshohocken, PA 19428.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors (the "Board") with respect to each of the matters set forth in the accompanying Notice. You may revoke your proxy by following the instructions set out under the heading "May I change or revoke my vote?".

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 2, 2026

This proxy statement is available for viewing, printing and downloading on the "Investor Relations" section of our website at www.medicuspharma.com/investor-relations, SEDAR+ at www.sedarplus.ca, and the SEC's website at www.sec.gov.

All references to currency in this proxy statement are in United States dollars, unless otherwise indicated. References to "C$" refer to Canadian dollars.

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Proxy Materials

Why am I receiving these materials?

Management of the Company is using this proxy statement to solicit proxies for use at the Meeting to be held on December 2, 2026.

The following proxy materials are being posted online and being mailed out to Shareholders: (1) the proxy statement and (2) the accompanying proxy card ("Proxy Card").

As a Shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of management of the Company. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the U.S. Securities and Exchange Commission (the "SEC") and applicable Canadian securities laws.

These proxy materials are being sent to both registered and non-registered Shareholders. In some instances, the Company has distributed copies of the Notice, the proxy statement and the accompanying Proxy Card (collectively, the "Proxy Materials") to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively "Intermediaries", and each an "Intermediary") for onward distribution to Shareholders whose shares are held by or in the custody of those Intermediaries ("Non-registered Shareholders"). The Intermediaries are required to forward the Proxy Materials to Non-registered Shareholders.

In accordance with applicable laws, Non-registered Shareholders who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own ("NOBOs") will receive the Proxy Materials by mail.

Management of the Company intends to pay for Intermediaries to forward the Proxy Materials to Non-registered Shareholders who have advised their Intermediary that they object to the Intermediary providing their ownership information ("OBOs"). An OBO will receive the Proxy Materials through Intermediaries by mail at the cost of the Company.

Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries. Non-registered Shareholders who have received the Proxy Materials from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting.

Generally, Non-registered Shareholders will either:

  receive a Proxy Card executed by the Intermediary but otherwise uncompleted. The Non-registered Shareholder may complete the proxy and return it directly to Odyssey Trust Company ("Odyssey"); or

  be provided with a request for voting instructions. The Intermediary is required to send the Company an executed Proxy Card completed in accordance with any voting instructions received by the Intermediary.

If you are a Non-registered Shareholder and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained from your Intermediary in accordance with applicable securities regulatory requirements.

What is included in the proxy materials?

The proxy materials include:

  our Notice of Meeting;

  our proxy statement for the Meeting; and

  a Proxy Card or voting instruction card.

What information is contained in this proxy statement?

The information contained in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, and other required information.

I share an address with another Shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

We have adopted a procedure called "householding", which the SEC has approved. If you share an address with another Shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Corporate Secretary at madesso@medicuspharma.com or by telephone at (610) 636-0184.

A separate set of the materials will be sent promptly following receipt of your written or oral request.

If you are a Shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Odyssey at:

Odyssey Trust Company
1100-67 Yonge Street, Trader's Bank Building
Toronto, Ontario, Canada
M5E 1J8
1-888-290-1175

If you are a Non-registered Shareholder and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

Medicus Pharma Ltd.
Attn: Corporate Secretary
300 Conshohocken State Rd. Suite 200
W. Conshohocken, PA 19428
madesso@medicuspharma.com

Who pays the cost of soliciting proxies for the Meeting?

The Company will bear the cost of solicitation, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. This solicitation of proxies is being made to Shareholders by mail but may be supplemented by telephone or other personal contact. The Company's officers and regular employees, on behalf of the Company without being additionally compensated, may solicit proxies personally and by mail, telephone, facsimile or electronic communication at nominal cost to the Company.

The Company will reimburse Intermediaries such as brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to Non-registered Shareholders.

The Company has retained Sodali & Co as their strategic shareholder advisor and proxy solicitation agent and will pay fees of up to C$45,000 to Sodali & Co for proxy solicitation services in addition to out-of-pocket expenses.

Additionally, the Company may use the Broadridge QuickVote™ service to assist Shareholders with voting their shares. NOBOs may be contacted by Sodali & Co to conveniently obtain a vote directly over the phone.

If you have any questions about the Meeting or require more information with respect to the procedures for voting, please contact Sodali & Co at 1-833-711-4830 toll free in North America or 1-289-695-3075 collect outside North America or by email at assistance@investor.sodali.com.

What items of business will be voted on at the Meeting?

The business items to be voted on at the Meeting are:

1. a special resolution approving the Preferred Share Resolution (as defined under the heading "Proposal 1 - Approval of Preferred Share Resolution");

2. a special resolution approving the Share Split (as defined under the heading "Proposal 2 - Approval of Share Split"); and

3. an ordinary resolution approving the Adjournment Proposal (as defined under the heading "Proposal 3 - Approval of Adjournment Proposal").

What are my voting choices?

You may vote "FOR", "AGAINST" or "ABSTAIN" with respect to the approval of the Preferred Share Resolution.

You may vote "FOR", "AGAINST" or "ABSTAIN" with respect to the approval of the Share Split.

You may vote "FOR", "AGAINST" or "ABSTAIN" with respect to the approval of the Adjournment Proposal.

How does the Board recommend that I vote?

The Board recommends that you vote your shares "FOR" the Preferred Share Resolution; "FOR" the Share Split; and "FOR" the Adjournment Proposal.

What is the quorum for the Meeting?

The presence, in person or by proxy, of two or more Shareholders representing at least 33⅓% of the outstanding Common Shares on October 28, 2026 (the "Record Date") entitled to be voted will constitute a quorum for the transaction of business at the Meeting. Common Shares represented by proxies marked "ABSTAIN" will be counted as present for purposes of determining whether a quorum is present. Common Shares held through a broker for which no voting instructions have been provided will be counted as present for purposes of determining whether a quorum is present. Please see "How will abstentions be treated?" and "Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?" below.

What vote is required to approve each item?

Proposal	Required Vote
Approval of the Preferred Share Resolution	At least two thirds of the votes cast on the proposal
Approval of the Share Split	At least two thirds of the votes cast on the proposal
Approval of the Adjournment Proposal	Majority of the votes cast on the proposal

What happens if additional items are presented at the Meeting?

As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote such proxy according to their best judgment.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a report of voting results in accordance with National Instrument 51-102 - Continuous Disclosure Obligations ("NI 51-102"); that we will file in Canada on SEDAR+ promptly following the Meeting. Both the Form 8-K and report on voting results will also be available on the "Investor Relations" section of our website at www.medicuspharma.com/investor-relations.

How You Can Vote

What shares can I vote?

You are entitled to vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the Shareholder of record and (2) shares held for you as the beneficial owner through an Intermediary. As of the Record Date, there were [●] Shareholders of record holding [●] outstanding Common Shares.

REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY CARD either by striking out the names of the persons designated in the Proxy Card and by inserting the name of the person or company to be appointed in the space provided in the Proxy Card or by completing another proper Proxy Card and, in either case, delivering the completed proxy to Odyssey by mail using the enclosed return envelope to Odyssey Trust Company, Attention: Proxy Department, 1100-67 Yonge Street, Toronto, Ontario, Canada M5E 1J8 by 10:00 a.m. (Eastern Time) on Monday, November 30, 2026.

What is the difference between holding shares as a Shareholder of record and as a beneficial owner?

Many of our Shareholders hold their shares through an Intermediary such as a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record (Registered Shareholder)

If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the Shareholder of record of the shares. As the Shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares at the Meeting. Shareholders of record will receive paper copies of the Proxy Materials containing instructions on how to access and review proxy materials as well as directions on how to vote by proxy.

Beneficial Owner (Non-registered Shareholder)

If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card, or otherwise provided voting instructions, for you to use in directing how your shares are to be voted.

How can I vote at the Meeting?

Shares held in your name as the Shareholder of record may be voted in person during the Meeting. Shares for which you are the beneficial owner may be voted in person during the Meeting if you hold a valid proxy to vote at the Meeting.

Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions as described below, so that your vote will be counted if you later decide not to attend.

How can I vote without attending the Meeting?

Whether you hold your shares as a Shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.

If you are a Registered Shareholder and are unable to attend the Meeting, please exercise your right to vote by dating, signing and returning the form of proxy to Odyssey, the transfer agent of the Company. To be valid, completed proxy forms must be dated, completed, signed and deposited with Odyssey by mail to: Odyssey Trust Company, Attention: Proxy Department, 1100-67 Yonge Street Toronto, Ontario M5E 1J8. You may also vote through the internet by going to https://login.odysseytrust.com/pxlogin and entering the 12-digit control number found on the form of proxy. Your proxy or voting instructions must be received in each case no later than 10:00 a.m. (Eastern Time) on Monday, November 30, 2026 or 48 hours preceding the date of any adjournment or postponement (excluding Saturdays, Sundays and holidays). If you are unable to attend the Meeting, we encourage you to complete the form of proxy as soon as possible. If a Shareholder received more than one form of proxy because such holder owns Common Shares registered in different names or addresses, each form of proxy should be completed and returned.

If you are a Non-registered Shareholder, you may vote by submitting voting instructions to the registered owner of your shares in accordance with the instructions on your voting instruction card.

The chair of the Meeting shall have the discretion to waive or extend the proxy deadline without notice.

How will my shares be voted?

Shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Card WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE APPROVAL OF THE PREFERRED SHARE RESOLUTION; FOR THE APPROVAL OF THE SHARE SPLIT; AND FOR THE APPROVAL OF THE ADJOURNMENT PROPOSAL. The shares represented by the Proxy Card will be voted in accordance with the instructions of the Shareholder on any ballot that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. The enclosed Proxy Card confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice or other matters which may properly come before the Meeting. As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote such proxy according to their best judgment.

How will abstentions be treated?

For purposes of establishing a quorum, we will count as present shares that a Shareholder holds even if the Shareholder votes to abstain or only votes on one of the proposals. Abstentions will have no effect on Proposal 1, Proposal 2 or Proposal 3.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board.

If you do not return your voting instruction card on a timely basis, your broker will have the authority to vote your brokerage shares on matters that are considered "routine" - at the Meeting, the only "routine" proposal presented is to approve the Adjournment Proposal. Your broker will be prohibited from voting your shares without your instructions on the other "non-routine" matters: the Preferred Share Resolution and the Share Split. In such case, these "broker non-votes" will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the Preferred Share Resolution or the Share Split.

Will shares that I own as a Shareholder of record be voted if I do not return my Proxy Card on a timely basis?

Shares that you own as a Shareholder of record will be voted as you instruct on your Proxy Card. If you sign and return your Proxy Card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading "How will my shares be voted?"

If you do not return your Proxy Card on a timely basis, your shares will not be voted unless you or your proxy holder attends the Meeting or any adjournment(s) or postponement(s) thereof and submits your votes during the Meeting as described above under the heading "How can I vote at the Meeting?"

When is the deadline to vote?

If you hold shares as the Shareholder of record, your vote by proxy must be received before 10:00 a.m. (Eastern Time) on Monday, November 30, 2026, or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of Ontario) prior to any adjournment(s) or postponement(s) of the Meeting, or must be deposited at the Meeting with the chair of the Meeting before the commencement of the Meeting or any adjournment(s) or postponement(s) thereof.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your Intermediary.

The Company may refuse to recognize any instrument of proxy received later than the proxy deadline indicated above.

May I change or revoke my vote?

A Shareholder who has given a proxy has the power to revoke it at any time prior to the exercise thereof. In addition to revocation in any other manner permitted by law, a proxy may be revoked by:

(a) signing a proxy with a later date and delivering it to the place noted above prior to the proxy deadline;

(b) signing and dating a written notice of revocation and delivering it to Odyssey, or by transmitting a revocation by telephonic or electronic means, to Odyssey, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment of it, at which the proxy is to be used, or delivering a written notice of revocation and delivering it to the chair of the Meeting prior to the commencement of the Meeting or any adjournment or postponement thereof; or

(c) attending the Meeting or any adjournment or postponement of the Meeting and registering with the scrutineer as a Shareholder present.

Whom do I contact if I have questions regarding Voting or the Meeting?

If you have any questions about the Meeting or require more information with respect to the procedures for voting, please contact our strategic shareholder advisor and proxy solicitation agent, Sodali & Co at 1-833-711-4830 toll free in North America or 1-289-695-3075 collect outside North America or by email at assistance@investor.sodali.com.

Shareholder Proposals and Director Nominations for 2027 Annual General Meeting

How can I make a shareholder proposal for the 2027 Annual General Meeting?

If you want to propose a matter for consideration at the annual general meeting of Shareholders to be held in 2027 (the "2027 Annual General Meeting"), then that proposal must be received at our registered office at Suite 3400, One First Canadian Place, Toronto, Ontario, Canada M5X 1A4 by the deadline to submit a shareholder proposal below under "What is the deadline to submit shareholder proposals to be included in the proxy materials for next year's annual meeting?"

What is the deadline to submit shareholder proposals to be included in the proxy materials for next year's annual meeting?

The Company is subject to both the rules of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the provisions of the Business Corporations Act (Ontario) ("OBCA") with respect to shareholder proposals. As indicated in the rules of the SEC under the Exchange Act and under the OBCA, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

We will consider any such proposal for inclusion in our proxy statement and form of proxy relating to our 2027 Annual General Meeting only if the proposal is submitted in accordance with the procedures prescribed in Rule 14a-8 under the Exchange Act and the requirements of section 99 of the OBCA and the regulations thereunder and our Corporate Secretary receives the proposal no later than January 13, 2027, unless the date of the 2027 Annual General Meeting is changed by more than 30 days from the anniversary of our annual meeting of Shareholders, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials, and the proposal complies with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

Proposals that are not submitted on a timely basis or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

See below under the heading "How may I nominate director candidates or present other business for consideration at a meeting?" for a description of the procedures through which Shareholders may nominate director candidates for consideration.

How may I nominate director candidates or present other business for consideration at a meeting?

Shareholders who wish to (1) submit director nominees for consideration ("Nominating Shareholders"), or (2) present other items of business directly at next year's annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading "How do I obtain additional copies of this proxy statement or voting materials?" Any such notice also must include the information required by the Articles (which may be obtained as provided below under the heading "How may I obtain financial and other information about Medicus?") and must be updated and supplemented as provided in the Articles.

Shareholders who wish to present a proposal (other than a director nomination which is further described below) directly at the 2027 Annual General Meeting, without inclusion of the proposal in our proxy materials, must provide written notice of the proposal to our Corporate Secretary no later than March 29, 2027.

Subject to compliance with the Company's By-Law No. 2 - Advance Notice By-Law (the "Advance Notice By-Law"), written notice of director nominees must be made to the Corporate Secretary of the Company not less than 30 nor more than 60 days prior to the date of the annual meeting of Shareholders, provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first public announcement of the date of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following such Notice Date. Any adjournment or postponement of the annual meeting of Shareholders or announcement thereof does not commence a new time period for the giving of a Nominating Shareholder's notice.

Shareholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, in addition to complying with the Advance Notice By-Law, no later than April 4, 2027, or if the date of the 2027 Annual General Meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the annual meeting is first made by the Company.

Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading "How do I obtain additional copies of this proxy statement or voting materials?" in accordance with the notice provisions described above under the heading "How may I nominate director candidates or present other business for consideration at a meeting?"

Subject to compliance with the Advance Notice By-Law, to be in proper written form, such notice must set forth the nominee's name, age, business and residential address; principal occupation or employment (presently and for the past five years); direct or indirect beneficial ownership in, or control or direction over, (i) any class or series of securities of the Company, including options, warrants, or convertible securities, and the material terms thereto; a statement and explanation on whether the person would be an "independent" director within the meaning of National Instrument 52-110 - Audit Committees ("NI 52-110"); a statement that the person is not prohibited or disqualified from acting as a director of the Company under applicable legislation and any other information relating to the person that would be required to be disclosed in a dissident's proxy circular in connection with the solicitation of proxies for election of directors pursuant to applicable legislation. The notice must also include the full particulars of any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be made in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to applicable legislation. The notice must also include the written consent of each nominee to being named as a nominee and to serve as a director, if elected.

The chair of the Meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the Advance Notice By-Law and, if the chair of the Meeting determines that any proposed nomination is not in compliance with the Advance Notice By-Law, to declare that such defective nomination shall be disregarded.

Description of the Company's Voting Securities

The authorized share capital of the Company consists of an unlimited number of Common Shares, of which [●] Common Shares are issued and outstanding as of the Record Date, an unlimited number of preferred shares ("Preferred Shares"), of which no Preferred Shares are issued and outstanding as of the Record Date.

Voting Rights

The holders of the Common Shares are entitled to receive notice of and attend any meeting of the Shareholders of the Company and are entitled to one (1) vote for each Common Share held.

The holders of the Preferred Shares shall not be entitled to receive notice of or to attend any meeting of the Shareholders of the Company and shall not be entitled to vote at any such meeting. The holders of the Preferred Shares shall, however, be entitled to notice of meetings of the Shareholders called for the purpose of authorizing the dissolution of the Company or the sale, lease or exchange of all or substantially all the property of the Company other than in the ordinary course of business of the Company under subsection 184(3) of the OBCA, as now enacted or as the same may from time to time be amended, re-enacted or replaced. As noted above, there are no Preferred Shares issued and outstanding.

Record Date

The record date for the determination of Shareholders entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof is the Record Date. Accordingly, only Shareholders whose names have been entered in the register of Shareholders at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting, or any adjournments or postponements thereof.

Interest of Certain Persons or Companies in Matters to be acted upon

Except as described elsewhere in this proxy statement, management of the Company is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of (a) any director or executive officer of the Company at any time since January 1, 2025 and (b) any associates or affiliates of any of the persons or companies listed in (a), in any matter to be acted on at the Meeting.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common shares that may be acquired by an individual or group within 60 days of the Record Date, pursuant to the exercise of options or warrants, vesting of Common Shares or conversion of preferred stock or convertible debt, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on [●] Common Shares issued and outstanding as of Record Date.

Obtaining Additional Information

How may I obtain financial and other information about Medicus?

Our audited annual consolidated financial statements for the year ended December 31, 2025 are included in our Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC on March 25, 2026 and contemporaneously filed the Annual Report on Form 10-K on SEDAR+ at www.sedarplus.ca. We filed an amendment to the Annual Report on Form 10-K with the SEC on April 29, 2026 to include the required executive compensation information and contemporaneously filed the supplemented Annual Report on Form 10-K on SEDAR+ at www.sedarplus.ca. Our unaudited interim condensed consolidated financial statements for the quarters ended March 31, 2026 and June 30, 2026 are included in our Quarterly Reports on Form 10-Q, which we filed with the SEC and on SEDAR+ on May 14, 2026 and August 12, 2026, respectively. We will furnish a copy of our Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any Shareholder who so requests by writing to our Corporate Secretary at the address below under the heading in "How do I obtain additional copies of this proxy statement or voting materials?" The Annual Report on Form 10-K, as amended, and our Quarterly Reports on Form 10-Q are also available free of charge on the "Investor Relations" section of our website at www.medicuspharma.com/investor-relations, on the SEC's website at www.sec.gov, and on SEDAR+ at www.sedarplus.ca.

By writing to us, Shareholders also may obtain, without charge, a copy of the Articles, code of conduct, Board Mandate and committee charters.

What if I have questions for the Company's transfer agent?

If you are a Shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Odyssey Trust Company
Proxy Department,
1100- 67 Yonge Street, Trader's Bank Building,
Toronto, Ontario, Canada
M5E 1J8
1- 888-290-1175

How do I obtain additional copies of this proxy statement or voting materials?

If you need additional copies of this proxy statement or the proxy materials, please contact us at:

Medicus Pharma Ltd.
Attn: Corporate Secretary
300 Conshohocken State Rd. Suite 200
W. Conshohocken, PA 19428
madesso@medicuspharma.com

OVERVIEW OF PROPOSALS TO BE VOTED ON

Proposals 1, 2 and 3 are included in this proxy statement at the discretion of the Board. The Board unanimously recommends that you vote "FOR" the approval of the Preferred Share Resolution in Proposal 1, "FOR" the approval of the Share Split in Proposal 2 and "FOR" the approval of the Adjournment Proposal in Proposal 3.

PROPOSAL 1 - APPROVAL OF PREFERRED SHARE RESOLUTION

The Preferred Share Resolution is included in this proxy statement at the direction of the Board. The Board unanimously recommends that you vote "FOR" the approval of the Preferred Share Resolution.

The Company proposes that the Shareholders approve a special resolution ("Preferred Share Resolution") to authorize an amendment to the articles of the Company to create a new class of an unlimited number of "blank cheque" preferred shares of the Company (the "Class A Preferred Shares"), to be named Class A preferred shares, each of which may be issued in one or more series.

The Board will be empowered to fix the number of shares in each series of the Class A Preferred Shares and to fix the preferences, special rights and restrictions, privileges, conditions and limitations attaching to the shares of that series, before the issuance of shares of any particular series as set out in Schedule "A" to this proxy statement. The Board will have authority to fix, amongst other things, the number of shares constituting any such series, the voting powers, designation, preferences and relative participation, optional or other special rights and qualifications, limitations or restrictions thereof, including the dividend rights and dividend rate, terms of redemption (including sinking fund provisions), redemption price or prices, conversion rights and liquidation preferences of the shares constituting any series, without any further vote or action by the shareholders of the Company.

Background and Reason for the Creation of Class A Preferred Shares

The Board believes that the creation of the Class A Preferred Shares will enhance the ability of the Company to secure financings in the future by enabling the Board to react quickly to market conditions and other factors and create and issue a series of shares that will meet the requirements of equity investors without the time and expense involved in calling a special meeting of the Shareholders of the Company.

The Board is of the opinion that establishing a class of "blank cheque" preferred shares will provide maximum flexibility with respect to future acquisitions and financing transactions. The Board does not presently have the intent to issue Class A Preferred Shares. However, a "blank cheque" preferred share is commonly authorized by publicly traded companies and is frequently used as a means of raising capital and effecting acquisitions. In particular, in recent years, smaller companies have been required to utilize senior classes of securities to raise capital, with the terms of those securities being highly negotiated and tailored to meet the needs of both investors and the issuing companies. Such senior securities typically include liquidation and dividend preferences, voting rights, conversion privileges and other rights not found in common shares. The Board presently lacks the authority to issue shares that are bespoke and highly tailored for the needs of specific investors and the Company. Accordingly, the Company has primarily raised capital through common shares or debt securities. By authorizing a class of "blank cheque" preferred shares, the Board will have greater flexibility in structuring transactions. In addition, we may issue Class A Preferred Shares in connection with such activities as dividends payable in shares of the Company, acquisitions of other companies or businesses, and otherwise.

Principal Effects of Preferred Share Resolution and Potential Anti-Takeover Effect

The issuance of Class A Preferred Shares could affect the rights of the holders of Common Shares. For example, such issuance could result in one or more classes and series of securities outstanding that would have preferential voting, dividend, and liquidation rights over the Common Shares, and could enjoy all of the rights appurtenant to the Common Shares. The authority possessed by the Board to issue Class A Preferred Shares could potentially be used to discourage attempts by others to obtain control of the Company through merger, take-over bid offer, proxy contest or otherwise by making such attempts more difficult or costly to achieve. While the Company has no present intention to issue Class A Preferred Shares in a manner which would have an anti-takeover effect or otherwise, the issuance of such shares could have certain other anti-takeover effects under certain circumstances. Since the voting rights to be accorded to any series of Class A Preferred Shares remain to be fixed by the Board, the holders of Class A Preferred Shares may be authorized by the Board to vote separately as a class or series in connection with approval of certain extraordinary corporate transactions or be given a large number of votes per share. Class A Preferred Shares could also be convertible into a large number of Common Shares under certain circumstances which could lead to dilution of the share ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction resulting in our acquisition by another company, or have other terms which might render the acquisition of a controlling interest in us more difficult or more costly. Subject to the Company's articles and by-laws and applicable law, Class A Preferred Shares could also be privately placed with purchasers who might side with the management of the Company in opposing a hostile tender offer or other attempt to obtain control.

The Preferred Share Resolution is not in response to any effort by any person or group to accumulate our Common Shares or to obtain control of us by any means. In addition, the proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Pursuant to applicable corporate legislation no special rights or restrictions attached to a series of a particular class of Class A Preferred Shares shall confer on that series priority over any other series of that same class of preferred shares in respect of: (a) dividends, or (b) a return of capital in the event of the liquidation, dissolution or winding up of the Company.

No Rights of Shareholder to Dissent

Under the OBCA, Shareholders do not have dissent and appraisal rights with respect to the proposed authorization of the issuance of "blank cheque" preferred shares.

Implementation

The Preferred Share Resolution, as set out below, provides that the Board is authorized, in its sole discretion, to determine not to proceed with the proposed creation of the Class A Preferred Shares without further approval of the Shareholders of the Company. The Board is authorized to revoke the Preferred Share Resolution, in its sole discretion without further approval of the Shareholders of the Company at any time prior to implementation of the Preferred Share Resolution.

Shareholder Approval

In order to effect the creation of the Class A Preferred Shares, the Company will file articles of amendment pursuant to the OBCA to amend its current articles (the "Preferred Share Articles of Amendment"). Such Preferred Share Articles of Amendment shall only be filed upon the Board deciding, in its sole discretion, to proceed with the creation of Class A Preferred Shares.

In accordance with the OBCA, the Preferred Share Resolution must be approved by not less than two thirds of the votes cast by the Shareholders represented at the Meeting in person or by proxy.

At the Meeting, Shareholders will be asked to consider and, if deemed advisable, to approve and authorize the Preferred Share Resolution, as follows:

BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

(i) The articles of the Company (the "Articles") be amended and the Company is authorized to file articles of amendment pursuant to the Business Corporations Act (Ontario) to create a class of an unlimited number of "blank cheque" preferred shares in the capital of the Company, issuable in series, with such rights, privileges, restrictions and conditions substantially in the form as set out on Schedule "A" hereto;

(ii) any one officer or director of the Company is authorized to do all acts and to execute and deliver all documents or instruments desirable to give effect to the foregoing, including, without limitation, articles of amendment in the form required pursuant to the Business Corporations Act (Ontario);

(iii) notwithstanding approval of the Shareholders of the Company as herein provided, the Board may, in its sole discretion, revoke this resolution before it is acted upon without further approval of the Shareholders of the Company.

The Board has determined that the creation of Class A Preferred Shares is in the best interests of the Company and unanimously recommends that Shareholders vote FOR the Preferred Share Resolution. Unless otherwise instructed, the persons named in the accompanying Proxy Card (provided the same is duly executed in their favour and is duly deposited) intend to vote FOR the Preferred Share Resolution and to approve the creation of "blank cheque" preferred shares as detailed above.

Effective Date

Subject to applicable regulatory requirements, the Preferred Share Resolution will be effective on the date on which the Preferred Share Articles of Amendment are filed and certified by the Ministry of Public and Business Service Delivery (Ontario), on which the directors of the Company determine to carry out the creation of Class A Preferred Shares.

If the Preferred Share Resolution is approved, no further action on the part of the Shareholders will be required in order for the Board to create the new class of Class A Preferred Shares or to issue a new series thereunder.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PREFERRED SHARE RESOLUTION IN PROPOSAL 1.

PROPOSAL 2 - APPROVAL OF SHARE SPLIT

The Company proposes that the Shareholders approve a special resolution to authorize the Board, in its discretion, to effect a split of the Common Shares on the basis of a split ratio to be determined by the Board, up to a maximum ratio of one (1) pre-split Common Share for every fifty (50) post-split Common Shares (the "Share Split").

Background and Reason for the Share Split Proposal; Certain Risks Associated with the Share Split

On October 12, 2026, the Company effected a fifty-to-one consolidation of its Common Shares (the "Share Consolidation"), as approved by Shareholders at the Company's June 3, 2026 annual and special meeting, in order to increase the bid price of the Common Shares and regain compliance with the minimum bid price requirement of The Nasdaq Capital Market. The Board is now asking Shareholders to authorize, but not require, a split of the Common Shares at a ratio of up to 50 post-split shares for each pre-split share, which, if implemented at the maximum ratio, would substantially reverse the Share Consolidation.

The Board believes the Share Split may benefit the Company and its Shareholders primarily because (a) following the Share Consolidation, only 1,891,826 Common Shares were outstanding as of October 16, 2026, and the Board believes a larger number of outstanding shares may support broader trading and improved liquidity, and (b) a larger share count would give the Board greater flexibility in pricing and structuring future financings, equity awards and strategic transactions. There can be no assurance that the Share Split will have any of these effects.

There can be no assurance that the total market capitalization of the Company (the aggregate value of all Common Shares at the market price then in effect) immediately after the Share Split will be equal to or greater than the total market capitalization immediately before the Share Split. In addition, because the Share Split would proportionately reduce the per-share trading price, a Share Split at or near the maximum ratio could cause the bid price of the Common Shares to fall below the $1.00 minimum bid price required for continued listing on The Nasdaq Capital Market. The Board does not intend to implement the Share Split at a ratio that it expects would cause the trading price of the Common Shares to fall below $1.00.

Effect of Share Split

If approved and implemented, the Share Split will occur for all of the Company's issued and outstanding Common Shares. The implementation of the Share Split would not affect the total Shareholders' equity of the Company or any components of Shareholders' equity as reflected on the Company's financial statements except to change the number of issued and outstanding Common Shares to reflect the Share Split.

Effect on Convertible Securities

The exercise or conversion price and/or the number of Common Shares issuable under any outstanding convertible securities, including under outstanding options, warrants, rights, and any other similar securities will be proportionately adjusted upon the implementation of the Share Split, in accordance with the terms of such securities, on the same basis as the Share Split.

Tax Considerations

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE SHARE SPLIT TO THEM, INCLUDING THE EFFECTS OF ANY CANADIAN OR U.S. FEDERAL, PROVINCIAL, STATE, LOCAL, FOREIGN AND/OR OTHER TAX LAWS.

Implementation

The Share Split resolution (the "Share Split Resolution"), as set out below, provides that the Board is authorized, in its sole discretion, to determine not to proceed with the proposed Share Split without further approval of the Shareholders of the Company. The Board is authorized to revoke the Share Split Resolution, in its sole discretion without further approval of the Shareholders of the Company at any time prior to implementation of the Share Split.

Shareholder Approval

In order to effect the Share Split, the Company will file articles of amendment pursuant to the OBCA to amend its then current articles (the "Share Split Articles of Amendment"). Such Share Split Articles of Amendment shall only be filed upon the Board deciding, in its sole discretion, to proceed with the Share Split. The Share Split will become effective on the date shown in the certificate of amendment issued pursuant to the OBCA.

In accordance with the OBCA, the Share Split Resolution must be approved by not less than two thirds of the votes cast by the Shareholders represented at the Meeting in person or by proxy.

At the Meeting, Shareholders will be asked to consider and, if deemed advisable, to approve and authorize the Share Split Resolution, as follows:

BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

(i) the Company is authorized to file articles of amendment pursuant to the Business Corporations Act (Ontario) to take such actions as are necessary to effect a split (the "Share Split") of all of the issued and outstanding common shares of the Company (the "Common Shares") on the basis of a split ratio to be determined by the Board, up to a maximum ratio of one (1) pre-split Common Share for every fifty (50) post-split Common Shares (the "Maximum Ratio") if the Board determines it is necessary or desirable to do so;

(ii) the Board be and is hereby authorized in its sole discretion to fix the split ratio, to be used in the Share Split, up to the Maximum Ratio;

(iii) in the event that the Share Split would otherwise result in the issuance of a fractional Common Share, no fractional Common Share shall be issued and such fraction will be rounded down to the nearest whole number or will otherwise be dealt with as determined by the Board in its sole discretion;

(iv) the Board, in its sole discretion, may act upon this resolution to effect the Share Split, or, if deemed appropriate and without any further approval from the shareholders of the Company, may approve of the Share Split, and it is authorized to revoke this special resolution in its sole discretion at any time prior to effecting the Share Split;

(v) any officer or director of the Company is authorized to cancel (or cause to be cancelled) any certificates evidencing the existing Common Shares and to issue (or cause to be issued) certificates representing the new Common Shares to the holders thereof; and

(vi) any one officer or director of the Company is authorized to do all acts and to execute and deliver all documents or instruments desirable to give effect to the foregoing, including, without limitation, articles of amendment in the form required pursuant to the Business Corporations Act (Ontario).

The Board has determined that the Share Split is in the best interests of the Company and unanimously recommends that Shareholders vote FOR the Share Split Resolution. Unless otherwise instructed, the persons named in the accompanying Proxy Card (provided the same is duly executed in their favour and is duly deposited) intend to vote FOR the Share Split Resolution and to approve the Share Split as detailed above.

Effective Date

Subject to applicable regulatory requirements, the Share Split Resolution will be effective on the date on which the Share Split Articles of Amendment are filed and certified by the Ministry of Public and Business Service Delivery (Ontario), on which the directors of the Company determine to carry out the Share Split.

If the Share Split Resolution is approved, no further action on the part of the Shareholders will be required in order for the Board to implement the Share Split.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE SHARE SPLIT RESOLUTION IN PROPOSAL 2.

PROPOSAL 3 - APPROVAL OF ADJOURNMENT PROPOSAL

In the event there are not sufficient votes at the Meeting in favour of the Preferred Share Resolution or the Share Split Resolution and either proposal is not approved by the Shareholders, the Board has approved the submission to Shareholders of a proposal to approve the adjournment of the Meeting by the Chairman to a later date no later than December 31, 2026 at 10:00 a.m. (Eastern Time) (the "Adjournment Proposal"). In order to permit proxies that have been timely received to be voted for such adjournment, we are submitting this Adjournment Proposal as a separate matter for your consideration. If it is necessary to adjourn the Meeting, the adjournment is for a period of less than 30 days and the Record Date remains unchanged, no notice of the time and place of the reconvened meeting will be given to Shareholders, other than an announcement made at the Meeting. The Company shall provide updated instructions to attend such adjournment as necessary.

The approval of the Adjournment Proposal requires a majority of the votes cast. Abstentions will have no effect on the Adjournment Proposal. As the Adjournment Proposal is considered a "routine" matter, your broker will have the authority to vote your brokerage shares on the Adjournment Proposal in the event of a "broker non-vote".

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADJOURNMENT PROPOSAL IN PROPOSAL 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Shares as of October 16, 2026 by:

  each person known by us to be the beneficial owner of more than 5% of our outstanding Common Shares;

  each of our executive officers and directors; and

  all our executive officers and directors as a group.

The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 1,891,826 Common Shares outstanding as of October 16, 2026. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to options, warrants, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of October 16, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Common Shares beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Shares
Directors and Executive Officers of Medicus Pharma Ltd.(1)
Dr. Raza Bokhari	102,187(2)	5.3%
Carolyn Bonner	39,490(3)	2.1%
Edward Brennan	19,125(4)	1.0%
Faisal Mehmud	40,162(5)	2.1%
Andrew Smith	21,334(6)	1.1%
Robert J. Ciaruffoli	3,050(7)	*
Larry Kaiser	2,800(8)	*
Barry Fishman	2,800(9)	*
Sara R. May	2,800(10)	*
Ajay Raju	42,000(11)	2.2%
William Ashton	2,825(12)	*
Hon. Cathy McMorris Rodgers	2,000(13)	*
Patrick Mahaffy	2,709(14)	*
All officers and directors as a group (13 individuals	283,282	14.4%

__________

* Less than one percent.

(1) Unless otherwise noted, the business address of each of our directors and executive officers is 300 Conshohocken State Rd., Suite 200 W. Conshohocken, PA 19428.

(2) Includes 15,863 Common Shares held by RBx Capital, LP, an entity controlled by Dr. Raza Bokhari. Dr. Raza Bokhari may be deemed the beneficial owner of securities held by RBx Capital, LP. Includes 27,500 Common Shares underlying stock options that are currently exercisable or exercisable within 60 days.

(3) Includes 9,700 Common Shares underlying stock options that are currently exercisable or exercisable within 60 days.

(4) Includes 5,150 Common Shares underlying stock options that are currently exercisable or exercisable within 60 days. Includes 480 Common Shares underlying public warrants issued as part of the Company's initial public offering ("Public Warrants") that are currently exercisable or exercisable within 60 days.

(5) Includes 10,750 Common Shares underlying stock options that are currently exercisable or exercisable within 60 days.

(6) Includes 6,625 Common Shares underlying stock options that are currently exercisable or exercisable within 60 days.

(7) Includes 2,800 Common Shares underlying stock options that are currently exercisable or exercisable within 60 days.

(8) Includes 2,800 Common Shares underlying stock options that are currently exercisable or exercisable within 60 days.

(9) Includes 2,800 Common Shares underlying stock options that are currently exercisable or exercisable within 60 days.

(10) Includes 2,800 Common Shares underlying stock options that are currently exercisable or exercisable within 60 days

(11) Includes 40,000 Common Shares held of record by 215 Capital Togo PHL Fund I, LP, an entity controlled by Ajay Raju and 2,000 Common Shares underlying stock options that are currently exercisable or exercisable within 60 days.

(12) Includes 2,800 Common Shares underlying stock options that are currently exercisable or exercisable within 60 days.

(13) Includes 2,000 Common Shares underlying stock options that are currently exercisable or exercisable within 60 days.

(14)  Includes 2,000 Common Shares underlying stock options that are currently exercisable or exercisable within 60 days.

Based upon a review of the information provided to us by our transfer agent, as of October 16, 2026, there were approximately 201 record holders of our Common Shares and one holder of record of our Public Warrants and one holder of record of our warrants issued under the Regulation A offering completed on March 10, 2025. Such numbers do not include beneficial owners holding our securities through nominee names.

ADDITIONAL INFORMATION

Additional information relating to the Company can be found on the SEC's website at www.sec.gov and on SEDAR+ at www.sedarplus.ca under the Company's issuer profile. Additional financial information is provided in the Company's comparative financial statements and Management Discussion & Analysis for the financial years ended December 31, 2025 and December 31, 2024, and its Quarterly Reports on Form 10-Q for subsequent interim periods. A copy of this document and other public documents of the Company are available upon request to 300 Conshohocken State Rd. Suite 200, W. Conshohocken, PA 19428.

BOARD APPROVAL

The contents and the sending of this proxy statement have been approved by the Board.

SCHEDULE "A"
RIGHTS AND RESTRICTIONS ATTACHING TO THE BLANK CHEQUE PREFERRED SHARES

1. The articles of Medicus Pharma Ltd. (the "Corporation") will be amended to create one class of an unlimited number of Class "A" Preferred Shares, issuable in series, without par value, with the following rights, privileges, restrictions and conditions:

Class "A" Preferred Shares may be issued at any time and from time to time in one or more series. Before the first shares of a particular series are issued, the board of directors shall fix the number of shares that will form such series and shall, subject to the limitations set out in the articles of the Corporation, determine the designation, rights, privileges, restrictions and conditions to be attached to the shares of such series. The board of directors shall send to the Director (as defined in the Business Corporations Act (Ontario)), before the issue of the first shares of a series of shares, articles of amendment containing a description of the attributes of such series including the designation, rights, privileges, restrictions and conditions determined by the board of directors.

MEDICUS PHARMA

Medicus Pharma Ltd.

PRELIMINARY

Form of Proxy – Special Meeting to be held on December 2, 2026

ODYSSEY
Trader's Bank Building
1100, 67 Yonge Street
Toronto ON M5E 1J8

Appointment of Proxyholder
I/We being the undersigned holder(s) of Medicus Pharma Ltd. (the "Corporation"), hereby appoint **Dr. Raza Bokhari** or failing this person, **Carolyn Bonner** (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, FOR the Preferred Share Resolution, FOR the Share Split and FOR the Adjournment Proposal) and all other matters that may properly come before the **Special Meeting** of **Medicus Pharma Ltd.** to be held at **the offices of Bennett Jones LLP, One First Canadian Place, 100 King Street West, Suite 3400, Toronto, Ontario, M5X 1A4** at **10:00 a.m. (Eastern Time)** or at any adjournment thereof (the "Meeting").

1. **Preferred Share Resolution.** To consider and, if deemed advisable, to adopt a special resolution approving the amendment of the articles of the Corporation to create a new class of an unlimited number of "blank cheque" preferred shares, to be named Class A preferred shares, having such rights and restrictions set out in Schedule "A" to the proxy statement including that the class of such preferred shares may be issued in one or more series, with rights and restrictions attaching thereto that allow the board of directors of the Corporation to fix the number of shares in the series and to fix the preferences, special rights and restrictions, privileges, conditions and limitations attaching to the shares of that series.	**For** **Against** **Abstain**	☐ ☐ ☐
2. **Share Split.** To consider, and, if deemed advisable, to pass, with or without variation, a special resolution providing for the split of the Corporation's issued and outstanding common shares on the basis of a split ratio to be determined by the Board, up to a maximum ratio of one (1) pre-split Common Share for every fifty (50) post-split Common Shares, if the Board determines such a split is necessary or desirable.	**For** **Against** **Abstain**	☐ ☐ ☐
3. **Adjournment Proposal.** In the event there are not sufficient votes in favor of either of the foregoing proposals and either proposal is not approved by shareholders, to approve the adjournment of the Special Meeting by the Chairman to a date no later than December 31, 2026 at 10:00 a.m. (Eastern Time), in accordance with the Corporation's by-laws, to solicit additional proxies; provided, the Corporation shall provide updated instructions to attend such adjournment as necessary.	**For** **Against** **Abstain**	☐ ☐ ☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, **this proxy will be voted FOR the Preferred Share Resolution, FOR the Share Split and FOR the Adjournment Proposal.**

Signature(s): ____________________

Date ____________________
MM / DD / YY

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME:

This form of proxy is solicited by and on behalf of Management. Proxies must be received by 10:00am, Eastern Time, on November 30, 2026.

Notes to Proxy

1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent them at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.
2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted FOR the Preferred Share Resolution, FOR the Share Split and FOR the Adjournment Proposal.
6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

To Vote Your Proxy Online please visit:
https://vote.odysseytrust.com

You will require the CONTROL NUMBER printed with your address to the right.

If you vote by Internet, do not mail this proxy.

To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at https://odysseytrust.com/ca-en/help/.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.